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                          VAN KAMPEN AMERICAN CAPITAL
                            PRIME RATE INCOME TRUST
 SUPPLEMENT DATED FEBRUARY 11, 1997, TO THE PROSPECTUS DATED NOVEMBER 13, 1996

    The Fund's investment adviser, Van Kampen American Capital Investment Advisory Corp., is an indirect subsidiary of Morgan Stanley Group Inc. On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Investment Advisory Corp. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

    Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management of more than $100 billion in customer accounts.